Other long-term receivables	12 Months Ended
Dec. 31, 2023
Other long-term receivables
Other long-term receivables

10. Other long-term receivables

The increase in other long-term receivables is due to a tax incentive in Belgium for an amount of €1.0 million mainly in relation to certain development activities and clinical trials. The Company recognizes the incentive as a long-term receivable and as a deduction from the carrying amount of the (in)tangible asset.

The incentive recorded as at December 31, 2023 relates to 2022 as well as 2023 investments both on tangible and intangible assets. The amount related to investments made in 2022 mainly related to intangible assets and is expected to be received in cash in 2027. The amount related to investments made in 2023 mainly related to intangible assets and is expected to be received in cash in 2028.